UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 22, 2004
(Date of earliest event reported)

TEXTRON INC.
(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of Incorporation)
	(Commission File No.)	(IRS Employer Identification No.)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

(401) 421-2800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7(c).	Exhibits
99	Textron Inc. Press Release dated April 22, 2004
Item 12.	Results of Operations and Financial Condition

     On April 22, 2004, Textron Inc. issued a press release announcing its financial results for the fiscal quarter ended April 3, 2004. This press release is attached hereto and incorporated herein by reference as Exhibit 99.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)
By:	s/Michael D. Cahn
Name:	Michael D. Cahn
Title:	Senior Associate General Counsel-Securities and Assistant Secretary

Dated: April 22, 2004

EXHIBIT INDEX

Exhibit No.	Exhibit
99	Textron Inc. Press Release dated April 22, 2004.